Exhibit 10.1

PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE MARKED BY ASTERISKS (“***”).

 SECOND AMENDMENT AND WAIVER TO

LOAN AND SECURITY AGREEMENT

This Second Amendment and Waiver to Loan and Security Agreement (the “Amendment”) is entered into effective as of September 30, 2016 by and between HERITAGE BANK OF COMMERCE (“Bank”) and USA TECHNOLOGIES, INC.  (“Borrower”).

RECITALS

A. Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 29, 2016 (as the same may from time to time be amended, modified, supplemented or restated, the “Agreement”).

B. An Event of Default has occurred under the Agreement by virtue of Borrower’s failure to comply with Section 6.9(b) of the Agreement for the quarterly period ending September 30, 2016 (the “Covenant Default”).

C. Borrower has asked Bank to waive its rights and remedies arising out of the Covenant Default and to amend certain provisions of the Agreement.    Bank is willing to do so, on the terms and conditions and in reliance upon the representations and warranties set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

2. Waiver of Covenant Default.  Bank waives the Covenant Default and any right to enforce any rights and remedies it may have against Borrower with respect to the Covenant Default.  This waiver applies only to the Covenant Default for the quarterly period ending September 30, 2016.  Borrower shall comply with the Agreement after the date hereof.  Bank’s agreement to waive the Covenant Default shall not limit or impair the Bank’s right to demand strict performance of such financial covenant as of all other dates.

3. Amendments to Agreement. Bank and Borrower agree to amend the terms of the Agreement as follows:
(a) Section 6.9(b) of the Agreement is amended to read as follows:

6.9Financial Covenants.

(a) Maximum Churn Rate.  Borrower’s number of connections as at the end of each fiscal quarter shall not decrease (i) by more than five percent (5%) as compared to Borrower’s number of connections as at the end of the immediately preceding fiscal quarter, or (ii) below *** connections.

 (b)Minimum Adjusted EBITDA.  Borrower shall maintain quarterly Adjusted EBITDA, as set forth below, tested quarterly:

Quarterly Period ending	Minimum Adjusted EBITDA
December 31, 2016	$572,000

March 31, 2017 (applicable only if the Revolving Maturity Date is extended)	$780,000
June 30, 2017 (applicable only if the Revolving Maturity Date is extended)	$982,000

 (c)Minimum Cash.  Borrower shall maintain a minimum balance of unrestricted cash at Bank of $*** at all times.

(b) Exhibit D to the Agreement (Compliance Certificate) is amended and restated in its entirety to read as attached Exhibit D.

4. Bank agrees that notwithstanding Section 2.4(d) and in lieu of the requirements set forth therein, Borrower may set up a lockbox with JPMorgan Chase with proceeds thereof directed to a deposit account maintained with JPMorgan Chase, provided that a control agreement satisfactory to Bank shall remain in place with respect to such deposit account.

5. Borrower has presented the terms of a proposed transaction with *** (“***”), pursuant to which *** would purchase USAT’s cashless devices and customer financings and lease the same to Borrower’s customers (the “*** Financing”).  Borrower has requested, and Bank confirms that it consents to the *** Financing, and that Bank releases its security interest in such devices and customer financings that are purchased by *** concurrent with the purchase thereof pursuant to the terms of the *** Financing as presented to Bank as of the date of this Amendment.

6. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
9. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a) this Amendment, duly executed by Borrower;
(b) the Affirmation of Guaranty, duly executed by the party thereto;
(c) payment of a waiver fee of $25,000 and all Bank Expenses incurred through the date of this Amendment; and
(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

“Borrower” USA TECHNOLOGIES, INC. By: /s/ Leland P. Maxwell Name: Leland P. Maxwell Title: Interim CFO

“Bank” HERITAGE BANK OF COMMERCE By: /s/ Karla Schrader Name: Karla Schrader Title: VP

Exhibit D
Compliance Certificate

TO:HERITAGE BANK OF COMMERCE

FROM:USA TECHNOLOGIES, INC.

The undersigned authorized officer of USA TECHNOLOGIES, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided that those representations and warranties expressly referring to another date shall be true, correct, and complete in all material respects as of such date.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Borrowing Base Certificate	Monthly within 25 days of month end		Yes	No
Quarterly financial statements with churn report and Compliance Certificate	Quarterly within 50 days of quarter end		Yes	No
Annual financial statements (CPA Audited)	FYE within 120 days		Yes	No
10K and 10Q	Within 5 days of filing		Yes	No
A/R Audit	Semi-annually		Yes	No
IP Notices	As required under Section 6.10		Yes	No

Financial Covenant	Required	Actual	Complies

Maximum Churn	5% / *** min. connections	__________	Yes	No
Minimum Adjusted EBITDA	See Section 6.9(b)	__________	Yes	No
Minimum Cash at Bank	$***	__________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status			Yes	No

DATE